AGREEMENT

This Agreement dated this 25th day of February, 2010 (this "*Agreement*"), is made by and among Discovery Equity Partners, L.P., an Illinois limited partnership ("*Discovery Equity Partners*"), Discovery Group I, LLC, a Delaware limited liability company ("*Discovery Group I*"), Daniel J. Donoghue ("*Mr. Donoghue*"), and Michael R. Murphy ("*Mr. Murphy*," and collectively with Discovery Equity Partners, Discovery Group I, Mr. Donoghue, and their respective Affiliates (as hereafter defined), "*Discovery Group*"), and Tier Technologies, Inc., a Delaware corporation (together with its subsidiaries, the "*Company*").

WHEREAS, the Company intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the "*SEC*") setting forth its intent to solicit proxies for use at the Company's 2010 annual meeting of stockholders (the "*Annual Meeting*") in connection with the election of the Board of Directors of the Company (the "*Board*");

WHEREAS, Discovery Group (1) notified the Company by letter dated January 6, 2010 (the "*Notice of Intent to Nominate*") that Discovery Group intends to nominate three individuals for election to the Board at the Annual Meeting and may conduct a solicitation permitted under Rule 14a-2(b)(2) of the rules and regulations under the Securities Exchange Act of 1934, as amended (the "*Exchange Act*"), and (2) filed an amendment to its Schedule 13D (the "*Schedule 13D*") on January 7, 2010 with the SEC reflecting the Notice of Intent to Nominate; and

WHEREAS, the Company and Discovery Group have determined that the interests of the Company and its stockholders would best be served by avoiding the substantial expense, disruption, and adverse publicity that would result from a proxy contest in connection with the Annual Meeting;

NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows

Section 1. <u>Board Composition; Recommendation; Proxy Statement</u>.

(a) The Board's nominees for election to the Board at the Annual Meeting will be Charles W. Berger, John J. Delucca, Morgan P. Guenther, Philip G. Heasley, David A. Poe, Ronald L. Rossetti, and Zachary F. Sadek (collectively, the "*Nominees*"), each of whom currently serves on the Board. The Board will recommend that the stockholders of the Company vote to elect the Nominees as all the directors of the Company.

(b) Simultaneously with the Company's execution of this Agreement, the Board has set the size of the Board, as of the date of the Annual Meeting, at seven directors and, at the recommendation of the Company's Governance and Nominating Committee (the "*Nominating Committee*"), has nominated each of the Nominees.

(c) The Company shall prepare and file with the SEC a preliminary proxy statement and a definitive proxy statement (the "*Proxy Statement*"), in each case that gives effect to the foregoing.

Section 2. Discovery Group; Voting and Recommendation.

(a) Discovery Group shall promptly file an amendment to the Schedule 13D, reporting the execution and delivery of this Agreement, amending applicable items to set forth the matters contained in this Agreement, and appending this Agreement as an exhibit thereto.

(b) Discovery Group shall not nominate any of the individuals named in the Notice of Intent to Nominate, or any other individuals, for election to the Board at the Annual Meeting. Discovery Group shall cease any and all efforts with respect to the solicitation of proxies for the Annual Meeting and shall not conduct any solicitation of proxies, including a solicitation permitted under Rule 14a-2(b)(2) under the Exchange Act, in connection with the Annual Meeting.

(c) Discovery Group shall cause all shares of the Voting Securities (as hereafter defined) that it beneficially owns (as determined pursuant to Rule 13d-3 of the Exchange Act) as of the record date for the Annual Meeting to be present for quorum purposes at the Annual Meeting and shall vote all such shares or cause all such shares to be voted in favor of the election of each of the Nominees at the Annual Meeting. Discovery Group shall not vote or cause to be voted any shares as proxy for any other person except in favor of the election of each of the Nominees at the Annual Meeting.

Section 3. Unavailable Nominees. If, prior to the Annual Meeting, a Nominee becomes unavailable for any reason to stand for election or to serve as a director, the Nominating Committee, which currently includes Mr. Murphy, shall recommend the substitution of a replacement candidate, and the Board shall promptly nominate and recommend such replacement candidate for the vacant Board seat. Each person nominated in accordance with the preceding sentence shall be a "Nominee" for purposes of this Agreement, including Section 2(c) hereof.

Section 4. Expenses. Within five business days after the Annual Meeting, the Company shall pay Discovery Group $175,000, which the parties agree is the amount required to reimburse Discovery Group for its actual out-of-pocket fees and expenses (including, without limitation, fees and disbursements of counsel) incurred by Discovery Group in connection with the Company's 2009 annual meeting of stockholders. All other fees and expenses incurred by each of the parties hereto in connection with the matters contemplated by this Agreement shall be borne by such party.

Section 5. Board Leadership Structure. At the organizational meeting of the Board occurring after the Annual Meeting, or if the Board does not hold an organizational meeting, then no later than the close of the first meeting of the Board after the Annual Meeting, the Board will separate the board chair and principal executive officer positions by electing as chairman an individual who is not also serving as the Company's chief executive officer.

Section 6. Acceleration of Vesting. The Company shall accelerate the vesting of the unvested portion of the 9,000 restricted stock units ("*RSUs*") that were issued to Mr. Donoghue upon his election to the Board, and the unvested portion of the 9,000 RSUs that were issued to Mr. Murphy upon his election to the Board, each such acceleration to be effective upon the expiration of the term of Mr. Murphy and Mr. Donoghue as a director. Mr. Murphy and Mr. Donoghue acknowledge that they will receive payment of their RSUs on the third anniversary of

the date of grant of the RSUs, unless payment is accelerated in connection with a "Change in Control" as provided in their respective RSU grant agreements.

Section 7. Public Statements. Upon execution of this Agreement, the Company and Discovery Group shall issue a joint press release in the form attached hereto as Exhibit A. None of the parties hereto shall (and the Company shall instruct its directors and officers not to) make any public statements (including in any filing with the SEC or any other regulatory or governmental agency, including any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the first three paragraphs of the press release issued pursuant to this Section 7 or the terms of this Agreement, except (a) with the prior written consent of the other party or (b) as required by applicable law, rules, regulations, or court order, or the rules of any stock exchange on which such party's securities are traded; *provided* that in the case of clause (b), the disclosing party shall, to the extent reasonably practicable, provide the other parties with an opportunity to review such statements prior to release to the extent feasible in complying with applicable law.

Section 8. Representations and Warranties.

(a) Discovery Group represents and warrants as follows:

(i) Discovery Group has the power and authority to execute, deliver, and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and thereby.

(ii) This Agreement has been duly and validly authorized, executed, and delivered by Discovery Group, constitutes a valid and binding obligation and agreement of Discovery Group, and is enforceable against Discovery Group in accordance with its terms.

(iii) The members of Discovery Group beneficially own, directly or indirectly, an aggregate of 2,459,404 shares of Common Stock, and such shares of Common Stock constitute all of the Voting Securities of the Company beneficially owned by the members of Discovery Group.

(b) The Company represents and warrants as follows:

(i) The Company has the power and authority to execute, deliver, and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(ii) This Agreement has been duly and validly authorized, executed, and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company, and is enforceable against the Company in accordance with its terms.

Section 9. Specific Performance. Each of Discovery Group, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages. It is accordingly agreed that Discovery Group, on the one hand, and the Company, on the other hand, shall each be entitled to specific enforcement of, and

injunctive relief to prevent any violation of, the terms hereof and the other party hereto will not take any action, directly or indirectly, in opposition to the party seeking relief on the grounds that any other remedy or relief is available at law or in equity, and each party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy.

Section 10. Certain Definitions. As used in this Agreement, (a) the term "*Affiliate*" has the meaning specified by Rule 12b-2 under the Exchange Act; (b) the term "*Common Stock*" shall mean the common stock of the Company, par value $0.01 per share; (c) the term "*Person*" shall mean any individual, partnership (whether general or limited), corporation, limited liability company, joint venture, or other entity, group, syndicate, trust, government or agency thereof, or any other association or entity whatsoever; (d) the term "*Voting Securities*" shall mean the Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for Common Stock or other securities entitled to vote in the election of directors, whether or not subject to the passage of time, contingencies, contractual restrictions, or any combination thereof (including any derivative securities representing interests in Common Stock); (e) the term "*Business Day*" shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close; and (f) "beneficial ownership" is determined pursuant to Rule 13d-3 of the Exchange Act, and the terms "beneficially own," "beneficial owner," "beneficial ownership," and variations thereof have the meanings determined in accordance with Rule 13d-3 of the Exchange Act.

Section 11. No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

Section 12. Successors and Assigns; Assignment. All the terms and provisions of this Agreement shall inure to the benefit of, and shall be enforceable by, the successors and assigns of each of the parties hereto. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

Section 13. Entire Agreement; Amendments; Interpretation and Construction.

(a) This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants, or other undertakings among the parties with respect to the subject matter of this Agreement other than those expressly set forth in this Agreement.

(b) This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or permitted assigns.

(c) Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said counsel. Each party and its

counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

(d) When reference is made in this Agreement to a Section or subsection, such reference shall be to a Section or subsection of this Agreement unless otherwise indicated. Whenever the words "include", "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein," "hereby," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 14. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15. Notices. All notices, demands, and other communications to be given or delivered under, or by reason of, the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) upon sending (on the date sent if a Business Day, or if not sent on a Business Day, the first Business Day thereafter) if sent by facsimile to the facsimile number below, with electronic confirmation of sending, *provided*, *however*, that in each case notice by facsimile shall be deemed to have been given only if a copy is sent within one Business Day thereafter by registered mail, return receipt requested, in each case to the appropriate mailing addresses set forth below, (c) one (1) Business Day after being sent by a nationally recognized overnight carrier to the addresses set forth below, or (d) when actually delivered if sent by any other method that results in delivery (with written confirmation of receipt):

If to Discovery Group, to:

Discovery Equity Partners, L.P.
c/o Discovery Group I, LLC
191 North Wacker Drive, Suite 1685
Chicago, Illinois 60606
Attention: Michael R. Murphy
Facsimile: 312-332-7927

If to the Company, to:

Tier Technologies, Inc.
10780 Parkridge Blvd., 4th floor
Reston, VA 20191
Attention: Chief Executive Officer
Facsimile: 571-382-1030

in each case, or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.

Section 17. Consent to Jurisdiction. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of Delaware located in Wilmington, Delaware for any action, suit, or proceeding arising out of or relating to this Agreement. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, or proceeding arising out of or relating to this Agreement in such courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

Section 18. Counterparts. This Agreement may be executed in counterparts and may be exchanged by PDF or facsimile, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

Section 19. Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such an occurrence, the parties shall negotiate in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 20. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Person.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

DISCOVERY EQUITY PARTNERS, L.P.

By: Discovery Group I, LLC,
its general partner

By: /s/ Michael R. Murphy
Name: Michael R. Murphy
Title: Managing Member

DISCOVERY GROUP I, LLC

By: /s/ Michael R. Murphy
Name: Michael R. Murphy
Title: Managing Member

/s/ Daniel J. Donoghue
Name: Daniel J. Donoghue

/s/ Michael R. Murphy
Name: Michael R. Murphy

TIER TECHNOLOGIES, INC.

By: /s/ Ronald L. Rossetti
Name: Ronald L. Rossetti
Title: Chief Executive Officer and
Chairman of the Board